SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

          Certain statements contained in the Presentation (as defined below) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements can generally be identified by words such as “believes,” “expects,” “plans,” “intends,” “projects,” “forecasts,” “may,” “will,” “should,” “on track” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook. Our businesses and operations are subject to a variety of risks and uncertainties, many of which are beyond our control, and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) weaker or unfavorable economic or industry conditions can reduce demand and prices for our products and services, (2) non-residential construction spending, or governmental funding for infrastructure and other construction projects, may not reach expected levels, (3) we may not always have access to capital that our businesses or growth plans may require, (4) any companies we acquire could have undiscovered liabilities, may strain our management capabilities or may be difficult to integrate, (5) rates we can charge and time utilization we can achieve may be less than anticipated, (6) costs we incur may be more than anticipated, including by having expected savings not be realized in the amounts or time frames we have planned, (7) competition in our industry for talented employees is intense, which can affect our employee costs and retention rates, (8) we have incurred significant additional leverage in connection with our completed share repurchase transactions, which leverage requires us to use a substantial portion of our cash flow for debt service and can constrain our flexibility in responding to unanticipated or adverse business conditions, (9) we are subject to an ongoing inquiry by the Securities and Exchange Commission (“SEC”), and there can be no assurance as to its outcome or any other potential consequences thereof for us, (10) we are subject to purported class action lawsuits and derivative actions filed in light of the SEC inquiry and additional purported class action lawsuits relating to the terminated merger transaction with Cerberus affiliates, and there can be no assurance as to their outcome or any other potential consequences thereof for us and (11) we may incur additional significant costs and expenses (including indemnification obligations) in connection with the SEC inquiry, the purported class action lawsuits and derivative actions referenced above, the U.S. Attorney’s office inquiry, or other litigation, regulatory or investigatory matters related to the foregoing or otherwise. For a fuller description of these and other possible uncertainties, please refer to our Annual Report on Form 10-K for the year ended December 31, 2007, as well as to our subsequent filings with the SEC.

          Our forward-looking statements contained in the Presentation speak only as of the date of our most recent earnings call (July 30, 2008), and we have not updated, and we make no commitment to update or publicly release revisions to, any forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations. Nothing in the Presentation (or in connection with its use) should be construed as such an update.

Item 7.01.	Regulation FD Disclosure.

          Certain information concerning our business, financial results and 2008 outlook that we expect to use at certain investor meetings and presentations beginning today, Wednesday, August 6, 2008 (the “Presentation”), can be currently accessed on our website, www.unitedrentals.com. The Presentation will be maintained on our website for at least the period of its use at such meetings and presentations or until superseded by more current information.

          The Presentation includes certain financial measures, free cash flow, earnings before interest, taxes, depreciation and amortization (“EBITDA”), pro-forma EBITDA and pro-forma earnings per share (“EPS”) that are “non-GAAP financial measures” as defined under the rules of the SEC. Free cash flow represents net cash provided by operating activities, less purchases of rental and non-rental equipment plus proceeds from sales of rental and non-rental equipment and excess tax benefits from share-based payment arrangements. EBITDA represents the sum of income from continuing operations before provision for income taxes, interest expense, net, interest expense-subordinated convertible debentures, depreciation-rental equipment and non-rental depreciation and amortization. Pro-forma EBITDA, which relates only to 2008, excludes the impact of a $14 million provision relating to the SEC inquiry of our company. Pro-forma EPS, which also relates only to 2008, reflects the benefit of a lower share count based on our completed preferred stock repurchases and common stock “Dutch auction” self-tender, and excludes the impact of a related $239 million preferred stock redemption charge that reduces income available to common stockholders for EPS purposes, but does not affect net income, as well as an $8 million after-tax charge principally related to the establishment of a foreign tax credit valuation allowance as a result of the additional leverage from the preferred stock share repurchase, and the SEC provision.

          The Presentation includes reconciliations of these non-GAAP financial measures to their nearest generally accepted accounting principles (“GAAP”) financial measures. Management believes that free cash flow provides useful additional information concerning cash flow available to meet future debt service obligations and working capital requirements, that EBITDA and pro-forma EBITDA each provides an enhanced perspective of our operating performance, and that pro-forma EPS, given our reduced outstanding share count, provides useful information concerning future profitability. However, none of these measures should be considered an alternative to GAAP financial measures (e.g., cash flows from operating activities, net income or EPS from continuing operations available to common stockholders) as indicators of operating performance, profitability or liquidity. Information reconciling forward-looking free cash flow, EBITDA, pro-forma EBITDA and pro-forma EPS expectations to a GAAP financial measure is unavailable to us without unreasonable effort.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of August, 2008.

UNITED RENTALS, INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel

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